EEI Financial Conference
November 11-14, 2014
Dallas, Texas
UK Regulated
KY Regulated
PA Regulated
Supply
Exhibit 99.2

© PPL Corporation 2014

Cautionary Statements and Factors
That May Affect Future Results
Any statements made in this presentation about future
operating results or other future events are forward-looking statements under the Safe Harbor Provisions of the Private
Securities Litigation Reform Act of 1995. Actual results may differ materially from such forward-looking statements. A
discussion of factors that could cause actual results or events to vary is contained in the Appendix to this presentation and in the Company’s SEC filings.

© PPL Corporation 2014
	2010 (1)	2012 (2)	2013 (3)	Pro-Forma PPL Corporation
Market Cap ($bn)	$12.8	$16.4	$18.8
Enterprise Value ($bn)	$17.2	$35.1	$37.8
FY+1 P/E
Business Profile (4)
Regulatory Asset Base (5) ($bn)	$12.2	$18.8	$21.3	$21.3 + (6.3% CAGR from 2014 - 2018)
Reg. Jurisdictions	KY, PA, UK	KY, PA, UK	KY, PA, UK	KY, PA, UK
UTY P/E Multiple (6)	~12.4x	~14.1x	~15.1x	~16.3x (7)
Commitment to Creating Shareholder Value

Source: FactSet, Company Filings.
(1)     As of December 31, 2010.
(2)     As of December 31, 2012.
(3)     As of December 31, 2013.
(4)     Proportion of earnings from ongoing operations.
2008
2009
2010
2011
2012
2014
Future
% Utility
% Competitive Energy
100%
Evolution of PPL
(5) Represents capitalization for LKE, as LG&E and KU rate constructs are based on capitalization. Represents
 Regulatory Asset Value (RAV) for WPD.
(6) Based on PHLX UTY Index TTM multiples.
(7) As of June 05, 2014.
2013

© PPL Corporation 2014
PPL Overview

• Customers: 1.4 million Electric
• Allowed Distribution ROE: 10.40%
• Rate Base: $4.2 billion (1)
• 5-Year Transmission Rate Base CAGR: 12.5%
• 5-Year Distribution Rate Base CAGR: 6.4%
• Regulatory Entity: Pennsylvania PUC
PPL Electric Utilities
•   Customers: 0.9 million Electric; 0.3 million Natural Gas
•   KU Allowed ROE: 10.25% (KY), 10.00% (VA)
•   LG&E Allowed ROE: 10.25%
•   Rate Base: $7.6 billion (1),(2)
•   5-Year Rate Base CAGR: 5.1%
•   Regulated Capacity: 8.1 GW
•   Regulatory Entities: Kentucky PSC, Virginia SCC
Kentucky Utilities
• Customers: 7.8 million Electric
• Rate Base: $9.5 billion (1),(2)
• 5-Year Rate Base CAGR: 5.9%
• Regulatory Entity: Ofgem
U.K. Delivery
(1) Year-end Rate Base as of December 31, 2013.
(2) Represents capitalization for LKE, as LG&E and KU rate constructs are based on capitalization. Represents Regulatory Asset Value (RAV) for WPD.

© PPL Corporation 2014
PPL Corporation Investment Highlights
• 100% rate-regulated business model provides earnings and dividend growth potential
 – Substantial projected growth in rate base: 6.3% CAGR from 2014-2018
 – Target EPS compound annual growth rate of at least 4%, excluding PPL Energy Supply(1)
 – Maintain current dividend level until PPL Energy Supply transaction is completed;
 intended growth thereafter
• Operates in premium regulatory jurisdictions that provide substantial opportunity for real-time recovery of capital investments
 – Approximately 75% of regulated capital expenditures earn returns subject to minimal or no regulatory lag
• Strong management team with track record of execution
 – U.K. team best-in-class among U.K. peers
 – PPL Electric Utilities, Kentucky Utilities and LG&E have earned a combined 37 J.D. Power awards for superior performance in reliability and customer service

(1) Based on 2014 hypothetical midpoint of $2.05.

© PPL Corporation 2014

Approximately 75% of regulated capital expenditures earn
returns subject to minimal or no regulatory lag
(1)
75%
$1.4
$0.5
$0.6
(1) Figures based on assumed exchange rate of $1.67 / £.
(2) Assumes 85% of total planned ECR spend as LKE expects between 80% and 90% to receive timely returns via ECR mechanism based on historical experience and future projections.
(3) Excludes projected capex related to proposed Compass Project.
Real-Time Recovery of Regulated
Capex Spending
74%
$1.3
$0.4
$0.6
75%
$1.3
$0.3
$0.5
($ in billions)
$1.3
$0.3
$0.6
72%
$1.3
$0.6
74%
(2)
$0.3
$0.1
$0.1
$0.2
$0.2
$0.2
(3)

© PPL Corporation 2014

• Highly attractive rate-regulated business
 – Regulator-approved multi-year forward-looking revenues based on future business plan, including capital expenditures and O&M plus adjustments for inflation
 – Real-time return of and return on capital investment - no lag
 – No volumetric risk
 – Additional incentives for operational efficiency and high-quality service
• Best-in-class management team with track record of delivering results
U.K. Regulated Segment
Investment Highlights
Top performing electricity distribution business in the U.K.
•WPD has earned over $450 million in annual performance awards over the past 10 regulatory years
United Kingdom Delivery Territories:
WPD (South Wales)
WPD (South West)
WPD (West Midlands)
WPD (East Midlands)
(1) Central Networks was renamed WPD Midlands upon PPL acquisition in April 2011.
(2) Based on Company projections. Ofgem confirmation expected by end of 2014.
(1)

© PPL Corporation 2014

• Efficient, well-run utilities focused on safety, reliability and customer service
• Constructive regulatory environment that provides a timely return on a substantial amount of planned capex over the next 5 years
 – Environmental Cost Recovery (ECR): ~$2.3 billion estimated spend on projects approved by the KPSC with a 10.25% ROE - virtually no regulatory lag
 – Other supportive recovery mechanisms include Construction Work In Progress, Fuel Adjustment Clause,
 Gas Supply Clause Adjustment and Demand Side Management recovery
Kentucky Regulated Segment
Investment Highlights
Significant Rate Base Growth
Kentucky Delivery Territories
($ in billions)

© PPL Corporation 2014

• Significant growth in transmission portion of
 business which earns an allowed rate of return
 on a near real-time basis
 – CAGR of 12.5% in transmission rate base
 through 2018 driven by initiatives to improve
 aging infrastructure
 – ROE of 11.68% earned through FERC Formula
 Rate Mechanism
 – ROE of 12.93% and return on CWIP for $630
 million Susquehanna-Roseland project
 – Return on CWIP for most of $335 million
 Northeast Pocono Reliability project
Pennsylvania Regulated Segment
Investment Highlights
Projected Distribution Rate Base Growth
Projected Transmission Rate Base Growth
• Reliability initiatives drive distribution rate
 base growth at a projected CAGR of over 6%
 through 2018
• Act 11 - Alternative ratemaking legislation
 provides for more timely recovery of about
 $800 million in distribution plant costs that
 improve and maintain safety and reliability
 over 5 years

© PPL Corporation 2014

A multi-driver solution for the Mid-Atlantic region
Project Compass
Totaling approximately 725
transmission miles that stretch
from western Pennsylvania to
eastern New York and New Jersey
and from central Pennsylvania to
Maryland delivering reliability, grid
security, and economic benefits to
customers and stakeholders
Project Compass will set the future direction for power
generation and delivery in the Mid-Atlantic

© PPL Corporation 2014
PPL Energy Supply Transaction Overview
• PPL Energy Supply, LLC (“PPL Energy Supply”) will be spun off from
 PPL Corporation (“PPL”) and combined with Riverstone’s power generation business (“RJS Power Holdings LLC”) to form Talen Energy
 Corporation (“Talen Energy”)
• Creates a competitive 15 GW IPP with power plants located primarily in PJM and ERCOT
• PPL’s shareholders will own 65% of Talen Energy with Riverstone owning 35%
 – PPL will have no ongoing ownership interest, control or affiliation(1)
• Applications filed with FERC, NRC and PA PUC
 – DOJ to be filed in 3rd or 4th quarter
(1) Other than under certain limited contracts such as a Transition Services Agreement and ongoing arms-length commercial arrangements.

© PPL Corporation 2014

Appendix

© PPL Corporation 2014

Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
Increasing 2014 Ongoing Earnings Forecast
Segment	2013 (Ongoing)	Previous 2014E Ongoing Midpoint	Revised 2014E Ongoing Midpoint
U.K. Regulated	$1.32	$1.35	$1.38
Kentucky Regulated	0.48	0.45	0.45
PA Regulated	0.31	0.39	0.39
Supply	0.39	0.17	0.24
Corporate and Other	(0.05)	(0.06)	(0.04)
Total	$2.45	$2.30	$2.42
$2.45
$2.40
$2.20
$2.47
$2.37

© PPL Corporation 2014

A predominantly rate-regulated business mix provides strong support for current dividend and a platform for future growth
(1) Based on mid-point of forecast. Annualized dividend based on 2/6/2014 announced increase. Actual dividends to be determined by Board of Directors.
(2) From only regulated segments.
(3) See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
$/Share
Annualized
(2)
(1)
Dividend Profile
(3)

© PPL Corporation 2014

Complete filings will be available at www.lge-ku.com/regulatory.asp
LG&E and KU Rate Case Facts
	LG&E		KU
	Electric	Gas	Electric
Revenue Increase Requested	$30 million	$14 million	$153 million
Test Year	12-months ended 6/30/2016	12-months ended 6/30/2016	12-months ended 6/30/2016
Requested ROE	10.5%	10.5%	10.5%
Jurisdictional Capitalization	$2.1 billion	$0.5 billion	$3.6 billion
Common Equity Ratio	52.75%	52.75%	53.02%
Docket No.	2014-00372	2014-00372	2014-00371

© PPL Corporation 2014

(1) Figures based on assumed exchange rate of $1.67 / £.
(2) Expect between 80% and 90% to receive timely returns via ECR mechanism based on historical experience and future projections.
(3) Excludes projected capex related to proposed Compass Project.
(1)
(2)
$4.19
$3.79
$3.51
$3.65
Projected Capital Expenditures
Significant and stable investment opportunities in regulated utilities
$3.68
(3)

© PPL Corporation 2014

($ in billions)
(1) Represents capitalization for LKE, as LG&E and KU rate constructs are based on capitalization. Represents Regulatory Asset Value (RAV) for WPD.
(2) Figures based on assumed exchange rate of $1.67 / £ and the RIIO-ED1 business plan as filed on July 1, 2013.
(2)
5-Year Regulatory Asset Base(1) CAGR: 6.3%
Projected Regulated Rate Base Growth
$21.3
$23.2
$24.8
$26.4
$27.6
$29.0

© PPL Corporation 2014

Energy Supply Hedge Update
Capacity revenues(3) are expected to be $560, $505 and $455 million for 2014, 2015 and 2016 respectively.
Note: As of September 30, 2014
 Includes PPL Montana's hydroelectric facilities through the 3rd quarter of 2014. On September 26, 2013, PPL Montana, LLC reached an agreement to sell all 11 of its hydroelectric power plants. The sale is subject to regulatory approvals and is expected to close in the fourth quarter of 2014.
(1) Represents expected sales of Supply segment based on current business plan assumptions.
(2) The 2015 and 2016 ranges of average energy prices for existing hedges were estimated by determining the impact on the existing collars resulting from 2015/2016 power prices at the 5th and 95th percentile confidence levels.
(3) Expected capacity revenue includes all MWs cleared during PJMs RPM Auctions or during incremental auctions at the respective prices and any uncleared MWs at expected incremental auctions prices.
Energy Supply Hedge Update 2014 2015 2016 Baseload Expected Generation(1) (Million MWhs) 46.4 47.4 44.7 East 39.0 43.1 40.8 West 7.4 4.3 3.9 Current Hedges (%) 97- 99% 84- 86% 17-19% East 97-99% 85-87% 15-17% West 97-99% 73-75% 31-33% Average Hedged Price (Energy Only) ($/MWh) (2) East $40- 42 $39- 41 $42- 46 West $38- 40 $41- 42 $44- 46 Current Coal Hedges (%) 100% 93% 65% East 100% 90% 53% West 100% 100% 100% Average Consumed Coal Price (Delivered $/ Ton) East $76- 77 $74- 77 $73- 78 West $25- 29 $25- 31 $27- 33 Intermediate/Peaking Expected Generation(1) (Million MWhs) 10.4 11.8 9.9 Current Hedges (%) 98% 20% 0% Capacity revenues(3) are expected to be $560, $505 and $455 million for 2014, 2015 and 2016 respectively. Note: As of September 30, 2014 Includes PPL Montana's hydroelectric facilities through the 3rd quarter of 2014. On September 26, 2013, PPL Montana, LLC reached an agreement to sell all 11 of its hydroelectric power plants. The sale is subject to regulatory approvals and is expected to close in the fourth quarter of 2014. (1) Represents expected sales of Supply segment based on current business plan assumptions. (2) The 2015 and 2016 ranges of average energy prices for existing hedges were estimated by determining the impact on the existing collars resulting from 2015/ 2016 power prices at the 5th and 95th percentile confidence levels. (3) Expected capacity revenue includes all MWs cleared during PJMs RPM Auctions or during incremental auctions at the respective prices and any uncleared MWs at expected incremental auctions prices. © PPL Corporation 201418

© PPL Corporation 2014

(1)	24-hour average.
(2)	NYMEX and TETCO M3 forward gas prices on 9/30/2014.
(3)	Market Heat Rate = PJM on-peak power price divided by TETCO M3 gas price.
Market Prices
Market Prices On-Peak Off- Peak (Per M WD) EQA HEAT RATE(3) TETCO M3 PJM MARKET CAPACITY PRICES ELECT RIC ATC(1) NYMEX GAS(2) M id-Columbia On-Peak Off- Peak ATC(1) PJM Balance of 2014 $47 $35 $41 $40 $34 $37 $4.10 $3.41 13.9 $136.50 89% 2015 $52 $34 $43 $36 $27 $32 $4.00 $3.88 13.5 $149.40 89% 2016 $49 $33 $41 $38 $28 $34 $4.08 $3.89 12.7 $147.32 88% (1) 24- hour average. (2) NYMEX and TETCO M3 forward gas prices on 9/ 30/2014. (3) Market Heat Rate = PJM on-peak power price divided by TETCO M3 gas price. © PPL Corporation 201419

© PPL Corporation 2014

Competitive Generation Overview
Note: Includes owned and contracted generation. As of September 30, 2014
(1) Other includes PPAs, renewables and NUGS.
(1)
Competitive Generation Overview (1) Note: Includes owned and contracted generation. As of September 30, 2014 (1) Other includes PPAs, renewables and NUGS. © PPL Corporation 201420

© PPL Corporation 2014

Debt Maturities
Note: As of September 30, 2014
(1) This amount includes $81 million of Pennsylvania Economic Development Financing Authority bonds due 2037 and $150 million of Pennsylvania Economic Development
 Financing Authority bonds due 2038 that may be put by the holders in September 2015. This amount also includes $300 million of REset Put Securities due 2035 that are required to be put by the holders in October 2015.
Debt Maturities 2014 2015 2016 2017 2018 PPL Capital Funding $0 $0 $0 $0 $250 LG& E and KU Energy (Holding Co LKE) 0 400 0 0 0 Louisville Gas & Electric 0 250 0 0 0 Kentucky Utilities 0 250 0 0 0 PPL Electric Utilities 0 100 0 0 0 PPL Energy Supply 1 534 (1) 354 4 403 WPD 0 0 460 100 0 Total $1 $1,534 $814 $104 $653 Note: As of September 30, 2014 (1) This amount includes $81 million of Pennsylvania Economic Development Financing Authority bonds due 2037 and $150 million of Pennsylvania Economic Development Financing Authority bonds due 2038 that may be put by the holders in September 2015. This amount also includes $300 million of REset Put Securities due 2035 that are required to be put by the holders in October 2015. © PPL Corporation 201421

© PPL Corporation 2014

Liquidity Profile
Note: As of September 30, 2014
 Credit facilities consist of a diverse bank group, with no bank and its affiliates providing an aggregate commitment of more than 10% of the total committed capacity for the domestic facilities and 13% of the total committed capacity for WPD’s facilities.
(1) As a result of the proposed spinoff transaction, PPL Energy Supply has syndicated a $1.85 billion credit facility which is currently fully committed. This syndicated credit facility will replace the existing $3 billion PPL Energy Supply syndicated credit facility and will be effective upon closing of the spinoff transaction.
(2) In October 2014, the KU letter of credit facility was terminated and replaced with a new $198 million letter of credit facility expiring October 2017.
Liquidity Profile Letters of Credit & Unused Expiration Capacity Commercial Paper Borrowed Capacity Entity Facility Date (Millions) Issued (Millions) (Millions) (Millions) PPL Capital Funding PPL Energy Supply (1) PPL Electric Utilities LG& E and KU Energy (LKE) Louisville Gas & Electric Kentucky Utilities WPD Note: As of September 30, 2014 Syndicated Credit Facility Syndicated Credit Facility Bilateral Credit Facility Uncommitted Credit Facility Syndicated Credit Facility Letter of Credit Facility Uncommitted Credit Facilities Syndicated Credit Facility Syndicated Credit Facility Syndicated Credit Facility Syndicated Credit Facility Letter of Credit Facility PPL WW Syndicated Credit Facility WPD (South Wes t) Syndicated Credit Facility WPD (East Midlands) Syndicated Credit Facility WPD (Wes t Midlands) Syndicated Credit Facility Uncommitted Credit Facilities Nov- 2018 Jul- 2019 Mar- 2015 $300 300 150 65 $815 Nov- 2017 Mar- 2015 $3,000 150 175 $3,325 Jul- 2019 $300 Oct-2018 $75 Jul- 2019 $500 Jul- 2019 May- 2016 (2) $400 198 $598 Dec- 2016 Jul- 2019 Jul- 2019 Jul- 2019 £210 245 300 300 105 £1,160 $0 $0 $300 0 0 300 0 0 150 0 0 65 $0 $0 $815 $82 $590 $2,328 113 0 37 74 0 101 $269 $590 $2,466 $1 $0 $299 $0 $75 $0 $143 $0 $357 $130 $0 $270 198 0 0 $328 $0 $270 £0 £ 98 £112 0 0 245 0 0 300 0 0 300 5 0 100 £5 £ 98 £ 1,057 Credit facilities consist of a diverse bank group, with no bank and its affiliates providing an aggregate commitment of more than 10% of the total committed capacity for the domestic facilities and 13% of the total committed capacity for WPD’s facilities. (1) As a result of the proposed spinoff transaction, PPL Energy Supply has syndicated a $1.85 billion credit facility which is currently fully committed. This syndicated credit facility will replace the existing $3 billion PPL Energy Supply syndicated credit facility and will be effective upon closing of the spinoff transaction. (2) In October 2014, the KU letter of credit facility was terminated and replaced with a new $198 million letter of credit facility expiring October 2017. © PPL Corporation 201422

© PPL Corporation 2014

Reconciliation of PPL’s Forecast of Earnings from
Ongoing Operations to Reported Earnings
Reconciliation of PPL’s Forecast of Earnings from Ongoing Operations to Reported Earnings (After- Tax) (Unaudited) Earnings from Ongoing Operations Special Items: Adjusted energy-related economic activity, net Foreign currency-related economic hedges Kerr Dam Project impairment Spinoff of PPL Energy Supply: Change in tax valuation allowances Transition and transaction costs Separation benefits Other: Change in WPD line loss accrual Separation benefits - union voluntary program Total Special Items Reported Earnings U.K. Regulated $1.38 0.11 (0.08) 0.03 $1.41 Kentucky Regulated $0.45 $0.45 Forecast (per share - diluted) Midpoint Pennsylvania Corporate Regulated Supply and Other $0.39 $0.24 $(0.04) (0.17) (0.02) (0.07) (0.02) (0.01) (0.02) (0.02) (0.22) (0.11) $0.39 $0.02 $(0.15) $$ Total 2.42 (0.17) 0.11 (0.02) (0.07) (0.02) (0.03) (0.08) (0.02) (0.30) 2.12 $$High 2014 2.47 (0.17) 0.11 (0.02) (0.07) (0.02) (0.03) (0.08) (0.02) (0.30) 2.17 $$Low 2014 2.37 (0.17) 0.11 (0.02) (0.07) (0.02) (0.03) (0.08) (0.02) (0.30) 2.07 © PPL Corporation 201423

© PPL Corporation 2014

Reconciliation of PPL’s Earnings from Ongoing
Operations to Reported Earnings
Reconciliation of PPL’s Earnings from Ongoing Operations to Reported Earnings (After-Tax) (Unaudited) Year-to-date December 31, 2013 (per share - diluted) (a) U.K. Kentucky Pennsylvania Corporate Regulated Regulated Regulated Supply and Other Total Earnings from Ongoing Operations $1.32 $0.48 $0.31 $0.39 $(0.05) $2.45 Special Items: Adjusted energy-related economic activity, net (0.11) (0.11) Foreign currency-related economic hedges (0.03) (0.03) Corette asset impairment (0.06) (0.06) WPD Midlands acquisition- related adjustments: Separation benefits (0.01) (0.01) Other acquisition-related adjustments 0.01 0.01 Other: Change in tax accounting method related to repairs (0.01) (0.01) Windfall tax litigation 0.06 0.06 Change in WPD line loss accrual (0.05) (0.05) Change in U.K. tax rate 0.13 0.13 Loss on Colstrip lease termination to facilitate the sale of Montana hydro assets (0.62) (0.62) Total Special Items 0.11 (0.80) (0.69) Reported Earnings $1.43 $0.48 $0.31 $(0.41) $(0.05) $1.76 Year-to-date December 31, 2012 (per share - diluted) U.K. Kentucky Pennsylvania Regulated Regulated Regulated Supply Total Earnings from Ongoing Operations $1.19 $0.33 $0.22 $0.68 $2.42 Special Items: Adjusted energy-related economic activity, net 0.07 0.07 Foreign currency-related economic hedges (0.06) (0.06) Impairments: Other asset impairments (0.03) (0.03) Acquisition-related adjustments: WPD Midlands Separation benefits (0.02) (0.02) LKE Net operating loss carryforward and other tax-related adjustments 0.01 0.01 Other: LKE discontinued operations (0.01) (0.01) Change in U.K. tax rate 0.13 0.13 Counterparty bankruptcy (0.01) (0.01) Coal contract modification payments (0.03) (0.03) Change in WPD line loss accrual 0.13 0.13 Total Special Items 0.18 (0.03) 0.03 0.18 Reported Earnings $1.37 $0.30 $0.22 $0.71 $2.60 (a) The "If-Converted Method" was applied to PPL's Equity Units beginning in the first quarter of 2013, resulting in $44 million of interest charges (after-tax) being added back to earnings for the twelve months ended December 31, 2013, and approximately 53 million shares of PPL Common Stock being treated as outstanding. Both adjustments are only for purposes of calculating diluted earnings per share. © PPL Corporation 201424

© PPL Corporation 2014

Reconciliation of PPL’s Earnings from Ongoing
Operations to Reported Earnings
(a) WPD Midlands' results are consolidated on a one-month lag, and include eight months of results in 2011, as the date of acquisition was April 1, 2011.
Reconciliation of PPL’s Earnings from Ongoing Operations to Reported Earnings (After-Tax) (Unaudited) Year-to-date December 31, 2011 Earnings from Ongoing Operations Special Items: Adjusted energy-related economic activity, net Foreign currency-related economic hedges Impairments: Renewable energy credits Acquisition-related adjustments WPD Midlands 2011 Bridge Facility costs Foreign currency loss on 2011 Bridge Facility Net hedge gains Hedge ineffectiveness U.K. stamp duty tax Separation benefits Other acquisition- related adjustments Other: Montana hydroelectric litigation Litigation settlement-spent nuclear f uel storage Change in U.K. tax rate Windfall tax litigation Counterparty bankruptcy Wholesale supply cost reimbursement Total Special Items Reported Earnings (per share - diluted) $0.87 U.K. Regulated (a) $0.40 Regulated Kentucky $0.31 Pennsylvania Regulated $1.15 Supply 0.01 0.12 (0.01) (0.05) (0.07) 0.07 (0.02) (0.04) (0.13) (0.10) 0.12 (0.07) (0.28) $0.59 $0.40 $0.31 $0.08 0.06 (0.01) 0.01 0.25 1.40 Total $2.73 0.12 0.01 (0.01) (0.05) (0.07) 0.07 (0.02) (0.04) (0.13) (0.10) 0.08 0.06 0.12 (0.07) (0.01) 0.01 (0.03) $2.70 (a) WPD Midlands' results are consolidated on a one-month lag, and include eight months of results in 2011, as the date of acquisition was April 1, 2011. © PPL Corporation 201425

© PPL Corporation 2014

Reconciliation of PPL’s Earnings from Ongoing
Operations to Reported Earnings
Reconciliation of PPL’s Earnings from Ongoing Operations to Reported Earnings (After- Tax) (Unaudited) Year-to-date December 31, 2010 (per share - diluted) U.K. Kentucky Pennsylvania Regulated Regulated (a) Regulated Supply Other (b) Total Earnings from Ongoing Operations Special Items: $0.53 $0.06 $0.27 $2.27 $3.13 Adjusted energy-related economic activity, net Sales of assets: (0.27) (0.27) Maine hydroelectric generation business 0.03 0.03 Impairments: Emission allowances (0.02) (0.02) Acquisition-related adjustments: LKE Monetization of certain full-requirement sales contracts (0.29) (0.29) Sale of certain non-core generation facilities (0.14) (0.14) Discontinued cash flow hedges and ineffectiveness (0.06) (0.06) Reduction of credit facility (0.01) (0.01) 2010 Bridge Facility costs $(0.12) (0.12) Other acquisition-related adjustments (0.05) (0.05) Other: Montana hydroelectric litigation (0.08) (0.08) Change in U.K. tax rate 0.04 0.04 Windfall tax litigation 0.03 0.03 Health care reform - tax impact Total Special Items 0.07 (0.02) (0.86) (0.17) (0.02) (0.96) Reported Earnings $0.60 $0.06 $0.27 $1.41 $(0.17) $2.17 (a) Includes two months of results in 2010, as the acquisition date of LKE was November 1, 2010. (b) Includes certain costs incurred prior to the November 1, 2010 acquisition of LKE. © PPL Corporation 201426

© PPL Corporation 2014

Statements contained in this presentation, including statements with respect to future earnings, cash flows, financing, regulation and corporate strategy are "forward-looking statements" within the meaning of the federal securities laws. Although PPL Corporation believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements are subject to a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements.
The following are among the important factors that could cause actual results to differ materially from the forward-looking statements:
market demand and prices for energy, capacity and fuel; weather conditions affecting customer energy usage and operating costs;
competition in power markets; the effect of any business or industry restructuring; the profitability and liquidity of PPL Corporation and its subsidiaries; new accounting requirements or new interpretations or applications of existing requirements; operating performance of generating plants and other facilities; the length of scheduled and unscheduled outages at our generating plants; environmental conditions and requirements and the related costs of compliance, including environmental capital expenditures and emission allowance and other expenses; system conditions and operating costs; development of new projects, markets and technologies; performance of new ventures; asset or business acquisitions and dispositions; any impact of hurricanes or other severe weather on our business, including any impact on fuel prices; receipt of necessary government permits, approvals, rate relief and regulatory cost recovery;
capital market conditions and decisions regarding capital structure; the impact of state, federal or foreign investigations applicable to
PPL Corporation and its subsidiaries; the outcome of litigation against PPL Corporation and its subsidiaries; stock price performance;
the market prices of equity securities and the impact on pension income and resultant cash funding requirements for defined benefit pension plans; the securities and credit ratings of PPL Corporation and its subsidiaries; political, regulatory or economic conditions in states, regions or countries where PPL Corporation or its subsidiaries conduct business, including any potential effects of threatened or actual terrorism or war or other hostilities; foreign exchange rates; new state, federal or foreign legislation, including new tax legislation;
and the commitments and liabilities of PPL Corporation and its subsidiaries. Any such forward-looking statements should be considered in light of such important factors and in conjunction with PPL Corporation's Form 10-K and other reports on file with the
Securities and Exchange Commission.
Forward-Looking Information Statement

© PPL Corporation 2014

Definitions of Non-GAAP Financial Measures
"Earnings from ongoing operations," also referred to as "ongoing earnings," should not be considered as an alternative to reported earnings, or net income attributable to PPL shareowners, which is an indicator of operating performance determined in accordance with U.S. generally accepted accounting principles (GAAP). PPL believes that "earnings from ongoing operations," although a non-GAAP financial measure, is also useful and meaningful to investors because it provides management's view of PPL's fundamental earnings performance as another criterion in making investment decisions. PPL's management also uses "earnings from ongoing operations" in measuring certain corporate performance goals. Other companies may use different measures to present financial performance.
"Earnings from ongoing operations" is adjusted for the impact of special items. Special items include:
• Adjusted energy-related economic activity (as discussed below).
• Unrealized gains or losses on foreign currency-related economic hedges.
• Gains and losses on sales of assets not in the ordinary course of business.
• Impairment charges (including impairments of securities in the company's nuclear decommissioning trust funds).
• Workforce reduction and other restructuring effects.
• Acquisition and disposition-related adjustments.
• Other charges or credits that are, in management's view, not reflective of the company's ongoing operations.
Adjusted energy-related economic activity includes the changes in fair value of positions used to economically hedge a portion of the economic value of the competitive generation assets, full-requirement sales contracts and retail activities. This economic value is subject to changes in fair value due to market price volatility of the input and output commodities (e.g., fuel and power) prior to the delivery period that was hedged.
Adjusted energy-related economic activity also includes the ineffective portion of qualifying cash flow hedges, the monetization of certain full-
requirement sales contracts and premium amortization associated with options. Unrealized gains and losses related to this activity are deferred, with the exception of the full-requirement sales contracts that were monetized, and included in earnings from ongoing operations over the delivery period of the item that was hedged or upon realization. Management believes that adjusting for such amounts provides a better matching of earnings from ongoing operations to the actual amounts settled for PPL's underlying hedged assets. Please refer to the Notes to the
Consolidated Financial Statements and MD&A in PPL Corporation's periodic filings with the Securities and Exchange Commission for additional information on adjusted energy-related economic activity.
Free cash flow before dividends is derived by deducting capital expenditures, proceeds from the sale of certain assets and other investing activities-net, from cash flow from operations. Free cash flow before dividends should not be considered as an alternative to cash flow from operations, which is determined in accordance with GAAP. PPL believes that free cash flow before dividends, although a non-GAAP measure, is an important measure to both management and investors, as it is an indicator of the company's ability to sustain operations and growth without additional outside financing beyond the requirement to fund maturing debt obligations. Other companies may calculate free cash flow before dividends in a different manner.

© PPL Corporation 2014

Definitions of Non-GAAP Financial Measures
PPL utilizes the following non-GAAP financial measures as indicators of performance for its businesses. These measures are not intended to replace "Operating
Income," which is determined in accordance with GAAP, as an indicator of overall operating performance. Other companies may use different measures to analyze and report their results of operations. Management believes these measures provide additional useful criteria to make investment decisions. These performance measures are used, in conjunction with other information, by senior management and PPL's Board of Directors to manage the operations, analyze actual results compared with budget and, in certain cases, to measure certain corporate financial goals used to determine variable compensation.
"Kentucky Gross Margins" is a single financial performance measure of the Kentucky Regulated segment's, LKE's, LG&E's and KU's electricity generation, transmission and distribution operations as well as LKE's and LG&E's distribution and sale of natural gas. In calculating this measure, fuel, energy purchases and certain variable costs of production (recorded as "Other operation and maintenance" on the Statements of Income) are deducted from revenues. In addition, certain other expenses, recorded as "Other operation and maintenance" and "Depreciation" on the Statements of Income, associated with approved cost recovery mechanisms are offset against the recovery of those expenses, which are included in revenues. These mechanisms allow for direct recovery of these expenses and, in some cases, returns on capital investments and performance incentives. As a result, this measure represents the net revenues from the electricity and gas operations.
"Pennsylvania Gross Delivery Margins" is a single financial performance measure of the Pennsylvania Regulated segment's and PPL Electric's electricity delivery operations, which includes transmission and distribution activities. In calculating this measure, utility revenues and expenses associated with approved recovery mechanisms, including energy provided as a PLR, are offset with minimal impact on earnings. Costs associated with these mechanisms are recorded in "Energy purchases," "Other operation and maintenance," which is primarily Act 129 costs, and "Taxes, other than income," which is primarily gross receipts tax. This performance measure includes PLR energy purchases by PPL Electric from PPL EnergyPlus, which are reflected in "PLR intersegment utility revenue
(expense)." As a result, this measure represents the net revenues from the Pennsylvania Regulated segment's and PPL Electric's electricity delivery operations.
"Unregulated Gross Energy Margins" is a single financial performance measure of the Supply segment's and PPL Energy Supply's competitive energy activities, which are managed on a geographic basis. In calculating this measure, energy revenues, including operating revenues associated with certain businesses classified as discontinued operations, are offset by the cost of fuel, energy purchases, certain other operation and maintenance expenses, primarily ancillary charges, gross receipts tax, recorded in "Taxes, other than income," and operating expenses associated with certain businesses classified as discontinued
operations. This performance measure is relevant due to the volatility in the individual revenue and expense lines on the Statements of Income that comprise
"Unregulated Gross Energy Margins." This volatility stems from a number of factors, including the required netting of certain transactions with ISOs and significant fluctuations in unrealized gains and losses. Such factors could result in gains or losses being recorded in either "Unregulated wholesale energy",
"Unregulated retail energy" or "Energy purchases" on the Statements of Income. This performance measure includes PLR revenues from energy sales to PPL
Electric by PPL EnergyPlus, which are reflected in "PLR intersegment utility revenue (expense)." "Unregulated Gross Energy Margins" excludes adjusted energy-related economic activity, which includes the changes in fair value of positions used to economically hedge a portion of the economic value of the competitive generation assets, full-requirement sales contracts and retail activities. This economic value is subject to changes in fair value due to market price volatility of the input and output commodities (e.g., fuel and power) prior to the delivery period that was hedged. Adjusted energy-related economic activity includes the ineffective portion of qualifying cash flow hedges, the monetization of certain full-requirement sales contracts and premium amortization associated with options. Unrealized gains and losses related to this activity are deferred, with the exception of the full-requirement sales contracts that were monetized, and included in "Unregulated Gross Energy Margins" over the delivery period that was hedged or upon realization.